Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS AGREEMENT is made on May 30, 2009.

BETWEEN:

DALEA PARTNERS, LP.,

as Lender

AND:

TRANSATLANTIC PETROLEUM CORP.,

as Borrower

WHEREAS:

A.	The parties hereto entered into a credit agreement made as of November 28, 2008 (the “Credit Agreement”) wherein the Lender agreed to establish the Loan in favor of the Borrower;

B.	The parties hereto entered into a First Amendment to Credit Agreement effective January 21, 2009;

C.	The parties hereto entered into a Second Amendment to Credit Agreement effective February 4, 2009;

D.	The parties hereto entered into a Third Amendment to Credit Agreement effective February 11, 2009;

E.	The parties hereto entered into a Fourth Amendment to Credit Agreement effective April 1, 2009;

F.	The parties hereto have agreed to further amend the Credit Agreement, as herein set out.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and of other good and valuable consideration (the receipt whereof is hereby acknowledged), the parties hereto agree as follows:

1.	Unless otherwise defined herein or unless the context otherwise requires, defined words and terms used in the Credit Agreement shall have the same meanings when used herein.

2.	The Credit Agreement shall be and is hereby modified as follows:

(a)	Paragraph 1(g) (“Commitment Termination Date”) shall be amended by replacing May 30, 2009” with “June 30, 2009”;

3.	The Credit Agreement, together with all terms, covenants and conditions thereof as hereby supplemented and amended, will be and continue to be in full force and effect.

4.	This agreement and everything herein contained will enure to the benefit of and be binding on the Borrower and the Lender and their respective successors and assigns.

5.	This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart. Delivery of an executed signature page of this agreement by facsimile transmission or by e-mail in pdf format shall be effective as delivery of a manually executed counterpart hereof.

6.	The amendment to the Credit Agreement set forth herein shall be and be deemed to be effective as of and from May 30, 2009.

IN WITNESS WHEREOF the parties hereto have executed this agreement on May 30, 2009.

The Borrower:		The Lender:

TRANSATLANTIC PETROLEUM CORP.		DALEA PARTNERS, LP.

Per:	/s/ Jeffrey S. Mecom	Per:	/s/ Matthew McCann
	Authorized Signatory		Authorized Signatory